U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K
                                Current Report



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 5, 2002
                       (Date of earliest event reported)


                           PROSPERITY PARTNERS, INC.
             Exact name of registrant as specified in its charter

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-32577
                           (Commission File Number)

                                  23-3078137
                     (I.R.S. Employer Identification No.)

       8723 Cambie Street, Vancouver, British Columbia, Canada   V6P 3J9
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code:  604-790-6986


ITEM 5.  OTHER EVENTS

        On September 5, 2002, Prosperity Partners, Inc., a Delaware corporation (the "Registrant" or "Prosperity") issued a press release regarding the relocation of its offices to Vancouver, British Columbia Canada, the formation of a Delaware corporation as a wholly-owned subsidiary, EnviroMat Co., Ltd., and that it commenced operations on September 5, 2002. A copy of the press release issued is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements - None
     (b) Pro Forma Financial Information  - None
     (c) Exhibits

         Exhibit 99.1 Prosperity Partners, Inc. Press Release dated September 5, 2002.



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PROSPERITY PARTNERS, INC.
                                          (Registrant)



                                          By:  /S/ Christopher Chang
                                          -----------------------------------
                                          Christopher Chang
                                          President, Chief Executive Officer,
                                          Secretary and Treasurer

Dated:  September 5, 2002